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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement of McAfee.com Corporation, on Form S-8 (File No. 333-92771) of our report dated January 19, 2000, relating to the financial statements which appear in this Form 10-K.


PricewaterhouseCoopers LLP
San Jose, California
March 29, 2000